SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant    [X]                                                                  Filed by a Party other than the Registrant    [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]	Fee paid previously with preliminary materials.

700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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August 11, 2015

Re: Precious Metals Portfolio, a series of Pacific Select Fund

Dear Contract Owner:

You currently have an investment interest in the Precious Metals Portfolio and, in the attached Proxy Statement, you are being asked to vote on the liquidation of the Precious Metals Portfolio. The Precious Metals Portfolio is part of Pacific Select Fund (the “Trust”), and has been available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued by Pacific Life Insurance Company and Pacific Life & Annuity Company (together, “Pacific Life”).

On March 25, 2015, the Board of Trustees of the Trust (the “Board”), upon the recommendation of Pacific Life Fund Advisors LLC, the Investment Adviser of the Precious Metals Portfolio, considered and approved the liquidation of the Precious Metals Portfolio and agreed to submit the Plan of Liquidation to shareholders for approval.

You are being asked to approve the Plan of Liquidation of the Precious Metals Portfolio (the “Proposal”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the date of liquidation of the Precious Metals Portfolio, upon its liquidation, Pacific Life has informed the Trust that your contract/account value will be reinvested in Class I shares of the Short Duration Bond Portfolio of the Trust.

The Board recommends that you vote “For” the Plan of Liquidation as described in the enclosed Proxy Statement. The proposal to approve the proposed Plan of Liquidation is described in the Proxy Statement.

Please read the Proxy Statement and consider it carefully before casting your voting instruction. We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ James T. Morris	/s/ Mary Ann Brown

James T. Morris	Mary Ann Brown
Chairman of the Board of Trustees	Chief Executive Officer
Pacific Select Fund	Pacific Select Fund

Notice of Special Meeting of Shareholders

Of the Precious Metals Portfolio

Scheduled for September 29, 2015

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of the Precious Metals Portfolio, a fund of Pacific Select Fund, is scheduled for September 29, 2015 at 10:00 a.m. Pacific Time, at the offices of Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

(1)	To approve a Plan of Liquidation providing for the liquidation and dissolution of the Precious Metals Portfolio, and

(2)	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Shareholders of record at the close of business on July 31, 2015, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts having a beneficial interest in the Precious Metals Portfolio on the record date are entitled to vote as though they were direct shareholders of the Precious Metals Portfolio.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be considered at the Meeting.

Please complete, sign, and return the enclosed voting instruction proxy card promptly, vote telephonically by calling (888) 227-9349 or vote on the Internet by logging onto www.proxyonline.com and following the online instructions.

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please vote by mail, telephone or Internet. Voting instructions must be received by 10:00 a.m. Eastern Time (7:00 a.m. Pacific Time) on September 29, 2015. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

By Order of the Board of Trustees of Pacific Select Fund

/s/ Jane M. Guon

Jane M. Guon
Secretary
Pacific Select Fund

August 11, 2015

700 Newport Center Drive, Post Office Box 7500, Newport Beach, California 92660

PROXY STATEMENT

AUGUST 11, 2015

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

PRECIOUS METALS PORTFOLIO OF PACIFIC SELECT FUND

TO BE HELD ON SEPTEMBER 29, 2015

Relating to the liquidation of the Pacific Select Fund Precious Metals Portfolio

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Meeting”) of the Precious Metals Portfolio (the “Liquidating Fund”), a separate fund of Pacific Select Fund (the “Trust”), to be held on September 29, 2015. As more fully described in this Proxy Statement, the purpose of the Meeting is for shareholders to consider and to vote on the proposed Plan of Liquidation that would provide for the liquidation and dissolution of the Liquidating Fund (the “Liquidation”). If the Proposal is approved and you have not elected to move your contract/account value to a new investment option prior to the Liquidation, Pacific Life has informed the Trust that your contract/account value will be reinvested in Class I shares of the Short Duration Bond Portfolio, a separate fund of the Trust (the “Short Duration Fund”).

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE PLAN OF LIQUIDATION, WHICH IS ATTACHED AS APPENDIX A, AS WELL AS THE SHORT DURATION FUND’S SUMMARY PROSPECTUS DATED MAY 1, 2015, WHICH IS ATTACHED AS APPENDIX B. ALSO, YOU SHOULD CONSULT THE SHORT DURATION FUND’S STATUTORY PROSPECTUS DATED MAY 1, 2015, FOR MORE INFORMATION ABOUT THE SHORT DURATION FUND.

BACKGROUND

The Liquidating Fund is available as an investment option under variable annuity contracts and variable life insurance policies (the “Contracts”) issued or administered by Pacific Life Insurance Company and Pacific Life & Annuity Company (together, “Pacific Life”). Contract owners who select the Liquidating Fund for investment through a Pacific Life Contract (the “Contract Owners”) have a beneficial interest in the Liquidating Fund, but do not invest directly in or hold shares of the Liquidating Fund. Pacific Life, which uses the Liquidating Fund as a funding vehicle, is the true shareholder of the Liquidating Fund and, as the legal owner of the Liquidating Fund’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners may also be referred to as “shareholders.”

Upon the recommendation of the Pacific Life Fund Advisors LLC (the “Adviser”), the Trust’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), considered and approved a Plan of Liquidation for the Liquidating Fund and authorized sending a proxy statement to shareholders of the Liquidating Fund to solicit approval of the Plan of Liquidation.

The Board of Trustees recommends that Contract Owners of the Liquidating Fund approve the Plan of Liquidation.

THE LIQUIDATION

The Trust is a Massachusetts business trust. The Trust’s Amended and Restated Declaration of Trust provides that any fund of the Trust may be liquidated by the affirmative vote of a majority of the Board.

Reasons for the Liquidation

The Adviser’s recommendation to liquidate the Liquidating Fund primarily stems from the heightened volatility of the precious metals asset class, which has negatively affected performance of the Liquidating Fund. As a result, the Adviser has determined to remove the Liquidating Fund from the Portfolio Optimization Portfolios, which the Adviser estimated would leave the Liquidating Fund with less than $15 million in assets. The Adviser does not expect the Liquidating Fund to achieve significant asset growth in the foreseeable future so as to be viable in the long term. Accordingly, the Adviser recommended liquidating the Liquidating Fund. The Liquidating Fund’s assets were approximately $12.7 million as of June 30, 2015.

Approval of the Liquidation

The Adviser advised the Board that it would seek to liquidate the Liquidating Fund, subject to shareholder approval of a Plan of Liquidation. A Plan of Liquidation was then presented to the Board and approved at a meeting on March 25, 2015. At that meeting, the Trustees, including a majority of the Independent Trustees, reviewed the recommendation by the Adviser for the Liquidation of the Liquidating Fund, including the information stated above in Reasons for the Liquidation, the principal terms and conditions of the Plan of Liquidation, and certain other materials provided by the Adviser regarding the Liquidation. The Independent Trustees had the assistance of their independent counsel during their review. In approving the liquidation, the Board considered several factors in connection with the proposed Liquidation, including but not limited to the following: (a) the heightened volatility of the precious metals asset class which has negatively affected performance of the Liquidating Fund; (b) the fact that Adviser has determined to remove the Liquidating Fund from the Portfolio Optimization Portfolios, and that the Liquidating Fund would therefore have less than $15 million in assets and would not be viable; (c) the current and expected size of the Fund; (d) the Adviser’s recommendation to liquidate the Fund; (e) the terms and conditions of the proposed Plan and (f) that the costs specifically incurred as a result of the proposed Liquidation and not covered by the Fund’s then existing accruals of the Fund’s normal and customary fees and expenses will be paid by the Adviser;

The Trust’s Board determined that the Plan of Liquidation would be in the best interests of the Liquidating Fund’s shareholders. Thus, the Board approved the Plan of Liquidation for the Liquidating Fund, subject to shareholder approval, which is described in further detail below.

SUMMARY OF THE PLAN OF LIQUIDATION

The Plan of Liquidation provides for the liquidation and dissolution of the Liquidating Fund on October 30, 2015 (the “Liquidation Date”). On or before the Liquidation Date, all portfolio securities of the Liquidating Fund will be converted to cash or cash equivalents, and the Liquidating Fund will satisfy Federal income and excise tax distribution requirements and pay, or make reasonable provision to pay, all known or reasonably ascertainable liabilities, claims and obligations of the Liquidating Fund. On the Liquidation Date, the Liquidating Fund’s remaining assets will be distributed ratably among its shareholders of record. Pacific Life has informed the Trust that, unless otherwise instructed, the distributed assets will be immediately reinvested in Class I shares of the Short Duration Fund. Pacific Life represented to the Trust’s Board that shareholder approval of the Plan of Liquidation would obviate the need for an SEC order to substitute a Contract Owner’s interest in the Liquidating Fund with an interest in the Short Duration Fund for any Contract Owners who fail to move their money out of the Liquidating Fund prior to the Liquidation Date (as defined below).

The Plan of Liquidation is structured so as not to result in any dilution of the interests of any shareholders. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. Please refer to Appendix A to review the terms and conditions of the Plan of Liquidation.

The Plan of Liquidation may be amended by the Board as may be necessary or appropriate to effect the liquidation of the Liquidating Fund. In addition, the Plan of Liquidation may be abandoned by the Board at any time if it determines that abandonment would be advisable and in the best interests of the Liquidating Fund and its shareholders.

Effect of the Plan of Liquidation

The Plan of Liquidation is not expected to affect the value of your interest in your Contract. Prior to the proposed Liquidation, Contract Owners will be provided an opportunity to transfer their assets to one of the other investment options available under their Contracts, and will continue to be able to redeem or exchange their shares. If the Plan of Liquidation is approved and a Contract Owner does not select a new investment option prior to the Liquidation Date, the Contract Owner will beneficially own, immediately after the Liquidation, a number of shares of the Short Duration Fund having the same value as the value of the shares of the Liquidating Fund beneficially owned by that Contract Owner immediately prior to the Liquidation. After the Liquidation, such Contract Owners will indirectly bear the fees and expenses of the Short Duration Fund, but the Liquidation will not result in any change to a Contract Owner’s Contract fees or charges.

Purchase and redemption requests for the Liquidating Fund received after the Liquidation will be treated as requests for the purchase or redemption of shares of the Short Duration Fund. Following the Liquidation, the Liquidating Fund will hold no assets and be dissolved.

Expenses of the Liquidation

The Adviser will bear most of the expenses of the Liquidation, including: preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions, the cost of any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings. The Liquidating Fund and Short Duration Fund will bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Liquidating Fund prior to the Liquidation as a result of the Liquidation, and any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by the Short Duration Fund after the Liquidation as a result of the Liquidation.

Tax Considerations: The Liquidation will be a Non-taxable Event for Contract Owners.

Implementation of the Plan of Liquidation will not cause the Contract Owners who invest in the Liquidating Fund or the Short Duration Fund to recognize any gain or loss for Federal income tax purposes from the transactions contemplated by the Plan of Liquidation.

Information About the Short Duration Fund

The Short Duration Fund’s summary prospectus dated May 1, 2015, is included as Appendix B to this proxy statement.

Future Allocation of Premiums will be treated as orders for the Short Duration Fund

Once the Liquidation is approved and completed, Pacific Life has advised the Trust that all orders associated with new premiums or transfers, (purchases and redemptions) to the Liquidating Fund will be deemed a request for the purchase or redemption of shares of the Short Duration Fund.

Purchases and Transfers into the Liquidating Fund

If the Plan of Liquidation is approved, purchases and transfers into the Liquidating Fund will not be accepted after the close of business on October 30, 2015.

Transfers out of the Liquidating Fund

Shareholders may transfer out of the Liquidating Fund at any time up until October 30, 2015. Pacific Life has informed the Trust that any shares of the Liquidating Fund held at the close of business on October 30, 2015 will automatically be reinvested in shares of the Short Duration Fund. A list of other funds of the Trust, which may be available under your Contract, is included in Appendix C. Pacific Life has informed the Trust that transfers out of the Liquidating Fund within 30 days prior to the Liquidation and transfers out of the Short Duration Fund within 30 days after the Liquidation will not count as a transfer for purposes of transfer limitations under the Contracts. Pacific Life has also informed the Trust that it will issue supplements to the prospectuses for its affected Contracts advising Contract Owners of their rights to transfer under their respective Contracts.

Failure to Approve the Proposal

If shareholders of the Liquidating Fund do not approve the Plan of Liquidation, the Plan of Liquidation will not be implemented. The Board would then meet to consider what, if any, steps to take with respect to the Liquidating Fund.

GENERAL INFORMATION ABOUT THIS PROXY

Solicitation of proxies

The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, Internet or in person. AST Fund Solutions has been retained to assist with voting instruction solicitation activities (including assembly and mailing of materials to Contract Owners). All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser. AST Fund Solutions will be paid approximately $5,983 by the Adviser for its assistance with voting instruction solicitation activities.

The Board of Trustees recommends that you vote “FOR” the proposed Plan of Liquidation.

Voting Rights

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. Holders of shares of the Liquidating Fund are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held and those voting rights are being passed on to you as a Contract Owner. Shares have noncumulative voting rights. Contract Owners may vote by mail, telephone, Internet or in person. Voting instructions must be received by 10:00 a.m. Eastern Time (7:00 a.m. Pacific Time) on September 29, 2015. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting.

Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A”) will vote shares of the Liquidating Fund held by each of their Separate Accounts in accordance with the proxy voting instructions received from its Contract Owners, but in the absence of voting directions in any properly executed voting instruction proxy card that is signed and timely returned, they will vote FOR the Plan of Liquidation and may vote in accordance with their judgment with respect to other matters not now known to the Board that may be presented at the Meeting. Abstentions will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as an instruction to vote “AGAINST” the Proposal. PLIC and PL&A will vote shares of the Liquidating Fund held in each of its Separate Accounts for which it has not received timely instructions and/or for which a voting instruction proxy card is not properly executed, in the same proportion as it votes shares held by that Separate Account for which it has received instructions. If no instructions are received for a Separate Account, PLIC and/or PL&A will vote any shares held by such Separate Account in the same proportion as votes cast by all of its other Separate Accounts in the aggregate. Shareholders and Contract Owners permitted to give instructions, and the number of shares for which such instruction may be given for purposes of voting at the meeting and any adjournments thereof, will be determined as of the Record Date. As a result of this proportional voting, a small number of Contract Owners may determine the outcome of a vote.

Contract Owners may revoke a previously submitted voting instruction proxy card at any time prior to its use by filing with PLIC or PL&A, as applicable, a written revocation or duly executed voting instruction proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given.

Approval of the Liquidation requires the vote a majority of the votes cast that are entitled to vote. The Liquidating Fund must have a quorum to conduct its business at the Meeting. Holders of 30% of the outstanding shares of the Liquidating Fund present in person or by proxy shall constitute a quorum. In the absence of a quorum, a majority of outstanding shares entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present. Shares held by shareholders present in person or represented by proxy at the meeting (including PLIC and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on any proposal before the meeting. Since PLIC and PL&A are the owners of record of all of the outstanding shares of the Liquidating Fund, it is anticipated that a quorum will be present at the meeting.

At the close of business on July 31, 2015 (the “Record Date”), there were [                    ] outstanding Class I shares of the Liquidating Fund and no outstanding Class P shares of the Liquidating Fund. Therefore, this proxy has been sent only to Class I shareholders. The Class I shares of the Liquidating Fund are offered as an investment medium for Pacific Life Contracts. PLIC and PL&A are the true legal owners of the Class I shares of the Liquidating Fund underlying the Contracts, but are soliciting voting instructions from Contract Owners having contract value invested in the Liquidating Fund (a beneficial interest) through their respective Separate Accounts.

As of the Record Date, PLIC and PL&A owned [    ] and [    ] shares of the Liquidating Fund, respectively, which represents [    ]% and [    ]% of the Liquidating Fund’s outstanding shares, respectively. To the knowledge of the Trust, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Liquidating Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Liquidating Fund. PLIC is a Nebraska corporation; PL&A is an Arizona corporation. Their principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

Annual and Semi-Annual Reports

The Trust’s annual report for the fiscal year ended December 31, 2014 was previously sent to shareholders and is available on line at www.PacificLife.com/ PacificSelectFund.htm. The Trust’s semi-annual report for the period ended June 30, 2015 will be mailed to shareholders within 60 days of the period end. This annual report is available, and the semi-annual report once issued will be available, upon request without charge by contacting the Trust by:

Regular mail:	Pacific Select Fund, P.O. Box 9000, Newport Beach, CA 92660

Express mail:	Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660

Telephone:	PLIC’s Annuity Contract Owners: 1-800-722-4448
PLIC’s Annuity Financial Advisors: 1-800-722-2333
PLIC’s Insurance Policy Owners: 1-800-347-7787
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997

Other Matters to Come Before the Meeting

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, PACIFIC LIFE and PL&A will vote thereon in accordance with their respective best judgment.

Shareholder Proposals

The Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Fund’s management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

PLEASE:

➢	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR

➢	VOTE TELEPHONICALLY BY CALLING (888) 227-9349.

OR

➢	VOTE ON THE INTERNET BY LOGGING ONTO WWW.PROXYONLINE.COM AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY 10:00 A.M. EASTERN TIME (7:00 A.M. PACIFIC TIME), ON SEPTEMBER 29, 2015. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR

➢	VOTE IN PERSON AT THE SHAREHOLDER MEETING ON SEPTEMBER 29, 2015 AT 10:00 A.M. PACIFIC TIME AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CA.

/s/ Jane M. Guon

Jane M. Guon
Secretary
Pacific Select Fund

August 11, 2015

APPENDIX A

PRECIOUS METALS PORTFOLIO

PLAN OF LIQUIDATION

The following Plan of Liquidation (“Plan”) of the Precious Metals Portfolio (the “Fund”), a series of Pacific Select Fund, organized and existing under the laws of the State of Massachusetts, and an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), is intended to accomplish the complete liquidation of the Fund in conformity with the laws of the State of Massachusetts, the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Pacific Select Fund Declaration of Trust and By-Laws.

WHEREAS, the Pacific Select Fund Board of Trustees (“Board”) has determined that the continuation of the Fund would not be in the best interests of the Fund or its shareholders after considering several factors, including but not limited to the following: (a) the heightened volatility of the precious metals asset class which has negatively affected performance of the Fund; (b) the fact that the Adviser has determined to remove the Fund from the Portfolio Optimization Portfolios, and that the Fund would therefore have less than $15 million in assets and would not be viable; (c) the current and expected size of the Fund; (d) the Adviser’s recommendation to liquidate the Fund; (e) the terms and conditions of the proposed Plan and (f) that the costs specifically incurred as a result of the proposed Liquidation and not covered by the Fund’s then existing accruals of the Fund’s normal and customary fees and expenses will be paid by the Adviser;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Fund and its shareholders to liquidate the Fund as of October 30, 2015, (“Liquidation Date”), in order to preserve as much of the Fund’s assets as possible for distribution to the Fund’s then-current shareholders, and (2) adopt this Plan as the method of liquidating the Fund; and

WHEREAS, on March 25, 2015, the Board unanimously approved this Plan as being in the best interests of the Fund and its shareholders and adopted this Plan as the method of liquidating the Fund.

NOW, THEREFORE, the liquidation of the Fund shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. The Plan shall become effective on October 30, 2015, or such other date to be determined by the Chief Executive Officer (“CEO”), President or any Vice President of the Trust (hereinafter, the “Effective Date”).

2. Notice to Shareholders. Prior to the Effective Date, the Fund shall provide notice to the appropriate shareholders to the effect that this Plan has been approved by the Board and that on October 30, 2015 or such other date as determined by the CEO, President or any Vice President of the Trust (hereinafter, the “Liquidation Date”), all outstanding shares of the Fund shall be liquidated.

3. Cessation of Business. On the Effective Date, the Fund shall not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, and distributing its remaining assets ratably among the shareholders of the outstanding shares of the Fund, in accordance with the provisions of the Plan, after discharging or making reasonable provision for the Fund’s liabilities.

4. Restriction of Sale of Fund Shares. On or before the Effective Date, the Trust shall cease accepting purchase orders for the Fund (including reinvestment of dividends and purchases via automatic investment plans).

5. Liquidation of Assets. On or before the Liquidation Date, the Fund shall convert all portfolio securities of the Fund to cash or cash equivalents.

6. Satisfaction of Federal Income and Excise Tax Distribution Requirements. On or prior to the Liquidation Date, the officers of the Trust shall declare and pay a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income attributable to the Fund for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods.

7. Payment of Debts. On or prior to the Liquidation Date, the Fund shall pay, or make reasonable provision to pay, in full, all known or reasonably ascertainable liabilities, claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations, known to the Fund and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. Such amounts shall include, without limitation, all charges, taxes and expense of the Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund.

8. Liquidating Distribution. On the Liquidation Date, the Fund shall distribute to the Insurers Separate Accounts for the benefit of the Fund’s shareholders of record as of the close of business on the business day preceding the Liquidation Date, all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the (the “Liquidation Proceeds”), except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Fund on the Fund’s books; provided further, for the avoidance of doubt, notwithstanding anything herein to the contrary, all interests, rights and titles to any claims, whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery claims of the Fund shall be disclaimed, and any and all resulting recoveries shall be returned to the Trust, and shall not be distributed to the Fund’s shareholders of record. With respect to Class I shares of the Fund, the Trust will be informed by Pacific Life Insurance Company and Pacific Life & Annuity Company regarding the allocation of the Liquidation Proceeds.

9. Liquidation. The Fund shall be liquidated on the Liquidation Date in accordance with Section 331 of the Code.

10. Management and Expenses of the Fund. The Adviser shall bear all the expenses, other than extraordinary expenses, that would otherwise be attributed to the Fund and which are incurred in connection with the carrying out of the Plan, including, but not limited to, printing, legal, accounting, custodian and transfer agency fees, and the expenses of any notices or reports to, or meetings of, shareholders, whether or not the liquidation contemplated by this Plan is effected, to the extent such expenses exceed the amount of the Fund’s normal and customary fees and expenses accrued by the Fund through the Liquidation Date, provided that such accrued amounts are first applied to pay for the Fund’s normal and customary fees and expenses.

11. Receipt of Cash or Other Distributions After the Liquidation Date. Following the Liquidation Date, if the Fund receives any form of cash or is or becomes entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, any such cash or distribution will be allocated to the Trust in such manner as the CEO, President or any Vice President of the Trust determines is reasonable (and, as a point of clarification, such proceeds may not be distributed to the Separate Accounts or Contract Owners and may be used to pay general expenses of the Trust).

12. Lost Shareholders. If the Trust is unable to pay redemption proceeds to shareholders of the Fund because of the inability to locate shareholders to whom redemption proceeds are payable, the Trust may take such steps as an authorized officer of the Trust deems appropriate, which may include creating, in the name and on behalf of the Fund, a trust or account with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expense of such trust shall be charged against the assets therein.

13. Power of the Board and Trust Officers. The Board of Trustees and the officers of the Trust shall have the authority to do or authorize any acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, documents, information returns, tax returns and other papers that may be necessary or appropriate to implement the Plan or that may be required by the provisions of the 1940 Act or other applicable laws. The death, resignation or disability of any Trustee or any officer of the Trust shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

14. Amendment or Abandonment of Plan and Shareholder Approval of Plan. The Board shall have the authority to authorize or ratify such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to effect the liquidation of the Fund, and the distribution of its net assets to shareholders in accordance with the laws of the State of Massachusetts, the 1940 Act, the Code, and the Trust’s Declaration of Trust and By-Laws, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and in the judgment of the Board will materially and adversely affect the interests of the Fund shareholders, Fund shareholders will be given prompt and timely notice of such an amendment or modification. In addition, the Board may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. This Plan shall be deemed abandoned in the event the Fund’s shareholders do not approve the Plan by the close of business on October 30, 2015.

15. Changes to Dates. Each officer of the Trust may modify or extend any of the dates specified in the Plan for the taking of any action in connection with the implementation of the Plan (including, but not limited to, the Effective Date and the Liquidation Date) if such officer(s) determine, with the advice of the Trust’s General Counsel, that such modification or extension is necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interest of the shareholders of the Fund.

16. No Personal Obligations. The obligation of the Trust entered into in the name or on behalf of the Trust or Fund by any of the Trustees of the Trust, representatives or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders or representatives of the Trust personally, but bind only the assets of the Trust attributable to the Funds.

IN WITNESS WHEREOF, the Board has caused this Plan to be approved on behalf of the Precious Metals Portfolio.

PACIFIC SELECT FUND On behalf of the Precious Metals Portfolio

By: /s/ Robin S. Yonis
Name: Robin S. Yonis Title: Vice President and General Counsel
Date:

APPENDIX B

Summary Prospectus May 1, 2015 Class I and P Shares Short Duration Bond Portfolio

This summary prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”) and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s prospectus, as may be supplemented or amended from time to time, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.pacificlife.com/PacificSelectFund.htm. You can also obtain this information at no cost by sending an email request to PSFdocumentrequest@pacificlife.com or by calling:

Pacific Life Annuity Contract Owners:	1-800-722-4448 (6 a.m. – 5 p.m. Pacific time)
Annuity Financial Advisors:	1-800-722-2333 (6 a.m. – 5 p.m. Pacific time)
Pacific Life Insurance Policy Owners:	1-800-347-7787 (5 a.m. – 5 p.m. Pacific time)
PL&A Annuity Contract Owners:	1-800-748-6907 (6 a.m. – 5 p.m. Pacific time)
PL&A Life Insurance Policy Owners:	1-888-595-6997 (5 a.m. – 5 p.m. Pacific time)

The Fund’s statutory prospectus and statement of additional information, both dated May 1, 2015, as may be supplemented or amended from time to time, are incorporated by reference into this summary prospectus.

Investment Goal

This Fund seeks current income; capital appreciation is of secondary importance.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table below does not reflect expenses and charges that are, or may be, imposed under your variable annuity contract or variable life insurance policy. For information on these charges, please refer to the applicable contract or policy prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.40%	0.40%
Service Fee	0.20%	0.00%
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.63%	0.43%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other Funds of the Trust or other mutual funds. The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown. Although your actual costs may be higher or lower, the

Examples show what your costs would be based on these assumptions.

These Examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if they did. Keep in mind that this is only an estimate; actual expenses and performance may vary.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$64	$202	$351	$786
Class P	$44	$138	$241	$542

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate was 52% of the average value of the Fund.

Principal Investment Strategies

Under normal circumstances, this Fund invests at least 80% of its assets in debt securities (including derivatives on such securities). Normally the Fund will focus on high quality, investment grade securities. Generally, the sub-adviser expects to track duration of the Barclays 1-3 Year U.S. Government/Credit Bond Index (plus or minus a half-year), which was 1.85 years as of December 31, 2014, although the securities held may have short, intermediate, and long terms to maturity (the period of time until final payment is due). In addition to making active sector allocation and security selection decisions, the sub-adviser also monitors Fund duration as part of its management of this Fund. The Fund’s weighted average duration will not likely exceed 3 years. Duration is often used to measure a bond’s sensitivity to interest rates. The longer a fund’s duration, the more sensitive it is to interest rate risk. The shorter a fund’s duration, the less sensitive it is to interest rate risk.

The sub-adviser intends to invest principally in U.S. government and agency securities, mortgage-related securities, asset-backed securities, corporate debt securities and derivatives thereof, money market instruments, and repurchase agreements collateralized by U.S. government securities. The Fund may invest up to 55% of its assets in investment grade corporate debt securities, including derivatives thereof. The Fund may invest up to 15% of its assets in foreign debt denominated in U.S. dollars. Within this broad structure, investment decisions reflect the sub-adviser’s outlook for interest rates and the economy as well as the prices and yields of the various securities.

The sub-adviser uses futures contracts, forwards and swaps (i.e., derivatives). Futures contracts are purchased and sold to adjust interest rate exposure (duration) and/or as a substitute for the physical security. Foreign currency futures contracts, forwards or options are sold to hedge against currency fluctuations. Interest rate swaps are used to adjust interest rate exposures and/or as a substitute for the physical security.

The sub-adviser may invest in forward commitments (i.e., securities that are purchased or sold with payment and delivery taking place in the future), such as when issued securities and mortgage TBA (“to be announced”) transactions, which are purchased to gain exposure to the mortgage market.

The sub-adviser may sell holdings for a variety of reasons, such as to adjust the Fund’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

Principal Risks

As with any mutual fund, the value of the Fund’s investments, and therefore the value of your shares, may go up or down. There is no guarantee that the Fund will achieve its investment goal. There may be losses in the value of an investment as asset values fluctuate and you could lose money. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may be affected by the following principal risks:

•	Active Management Risk: The Manager’s judgments about the value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to other funds with similar investment goals or relative to its benchmark, or not to achieve its investment goal.

•	Credit Risk: An issuer or guarantor of a debt instrument might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce the Fund’s income or ability to recover amounts due and may reduce the value of the debt instrument, sometimes dramatically.

•	Debt Securities Risk: Debt securities are subject to many risks, including interest rate risk, market and regulatory risk, credit risk, price volatility risk, and liquidity risk, which may affect their value.

•	Derivatives Risk: Derivatives may be riskier than other types of investments and may increase the Fund’s volatility. Derivatives may experience large, sudden or unpredictable changes in liquidity and may be difficult to sell or unwind. Derivatives can also create investment exposure that exceeds the initial amount invested (leverage risk) — consequently, derivatives may experience very large swings in value. The Fund may lose more money using derivatives than it would have lost if it had invested directly in the underlying security or asset on which the value of a derivative is based. Derivative contracts that are privately negotiated are also subject to counterparty risk, meaning that if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the contract in a timely manner, if at all, resulting in a potential decline in value of the contract and potential losses to the Fund. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. Derivatives may be difficult to value and may expose the Fund to risks of mispricing. In addition, derivatives are subject to extensive government regulation, which may change frequently and impact the Fund significantly.

•	Foreign Markets Risk: Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

•	Forwards and Futures Contracts Risk: Forwards and futures contracts are derivative contracts that obligate a purchaser to purchase, and a seller to sell, a specific amount of an asset (e.g., a currency or security) at a specified future date and price. Because forward contracts are privately negotiated, unlike exchange-traded futures contracts, they are subject to greater risk of default or bankruptcy by a counterparty, which could result in adverse market impact, expenses or delays in connection with the purchase or sale of the asset underlying the forward contract. The Fund may also miss the opportunity of obtaining a price or yield considered to be advantageous. In addition to derivatives risk, the Fund’s ability to close out of a forward or futures contract position is dependent on the liquidity of the secondary forward or futures market. There is also a risk of imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, as well as losses caused by unanticipated market movements, which are potentially unlimited. Because these contracts allow the Fund to establish a fixed price (for an asset) or a fixed rate of exchange (for a currency) at a future point in time, they do not eliminate fluctuations in the value of the asset or currency and can have the effect of minimizing opportunities for gain or incurring a loss for the Fund.

•	Interest Rate Risk: The value of bonds, fixed rate loans and short-term money market instruments may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt instruments with shorter durations or floating or adjustable interest rates. Many factors can cause interest rates to rise, such as central bank monetary policies, inflation rates, general economic conditions and expectations about the foregoing. Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt instruments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt instruments may result in those broker-dealers restricting their market making activities for certain debt instruments, which may reduce the liquidity and increase the volatility of such debt instruments. Floating or adjustable rate instruments (such as most loans) typically have less exposure to interest rate fluctuations and their exposure to interest rate fluctuations will generally be limited to the period of time until the interest rate on the security is reset. There is a risk of lag in the adjustment of interest rates between the periods when these interest rates are reset.

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management, performance, financial leverage, changes in markets in which the issuer offers good or services, and reduced demand for the issuer’s goods or services.

•	Leverage Risk: Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so.

•	Liquidity Risk: Liquidity is the ability to sell securities or other investments within a reasonable amount of time at approximately the price at which the Fund has valued the securities or other investments, which relies on the willingness of market participants to buy and sell securities. Certain holdings may be difficult to value, purchase and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale. The Fund may not be able to sell a holding quickly at the price it has valued the holding, may be unable to take advantage of market opportunities or may be forced to sell other, more desirable, liquid securities or sell illiquid securities at a loss if needed to raise cash to conduct operations.

•	Market and Regulatory Risk: Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact markets or issuers in which the Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact the Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

•	Price Volatility Risk: The value of the Fund’s investments may go up or down rapidly or unpredictably. To the extent the Fund invests in more volatile investments, its value may also go up or down rapidly or unpredictably. Price volatility can be caused by many factors, including changes in the economy or financial markets or for reasons specific to a particular issuer.

•	Swap Agreements Risk: Swap agreements are derivative contracts where the parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, an amount invested in a particular foreign currency, or in a “basket” of securities representing a certain index, or at a specific interest rate. As a derivative, it is subject to derivatives risk, including counterparty risk. Although certain standard swap agreements are required to be cleared through an exchange, which is expected to decrease counterparty risk and increase liquidity compared to swaps that are privately negotiated, central clearing does not eliminate these risks.

•	Underlying Fund Risk: Because the Fund may serve as an underlying fund of one or more “fund of funds” of the Trust and thus have a significant percentage of its outstanding shares held by such fund of funds, a change in asset allocation by the fund of funds could result in large redemptions out of the Fund, causing potential increases in expenses to the Fund and sale of securities in a short timeframe, both of which could negatively impact performance.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

Performance

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index. The bar chart shows the performance of the Fund’s Class I shares. Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did. Past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%)

Best and worst quarterly performance reflected within the bar chart: Q2 2009: 4.02%; Q4 2008: (2.19%)

Average Annual Total Returns (For the periods ended December 31, 2014)	1 year	5 years	10 years	Since Inception
Class I (incepted May 1, 2003)	0.67%	1.70%	2.18%	N/A
Class P (incepted May 2, 2011)	0.87%	N/A	N/A	1.41%
Barclays 1-3 Year U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	0.77%	1.41%	2.85%	N/A

Management

Investment Adviser – Pacific Life Fund Advisors LLC

Sub-Adviser – T. Rowe Price Associates, Inc. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub- Adviser	Experience with Fund
Edward A. Wiese, CFA, Vice President	Since 2011
Michael F. Reinartz, CFA, Vice President	Since 2015

Purchase and Sale of Shares

Class I shares of the Fund are offered at net asset value (“NAV”) and are available only as an underlying investment option for variable life insurance and variable annuity products (“variable products”) issued by Pacific Life and PL&A. You do not buy, sell or exchange shares of the Fund – you choose investment options through your variable product. The insurance companies then invest in the Fund if you choose it as an investment option, and redeem shares of the Fund if you choose to decrease that investment option. Any minimum initial or subsequent investment requirements and procedures for purchase or redemption of shares of the Fund that apply to your variable product should be described in the prospectus for the variable product. Class P shares of the Fund are offered at NAV and are only available to Portfolio Optimization Portfolios.

Tax Information

Because the only shareholders of the Fund are the insurance companies offering the variable products or the Portfolio Optimization Portfolios, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchasers of a variable product are described in the prospectus for the variable product.

Payments to Broker-Dealers and Other Financial Intermediaries

Pacific Select Distributors, LLC (“PSD”), the Distributor for the Fund and for the variable products, pays commissions and related compensation to the broker-dealers or other financial intermediaries that sell the variable products. Class I shares of the Fund pay a service fee to PSD that can be used for a part of these payments. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the variable contract and the Fund over another investment. Ask your salesperson for more information. Class P shares, which are only available to the Portfolio Optimization Portfolio, do not pay a service fee to PSD.

APPENDIX C

ADDITIONAL FUNDS OF PACIFIC SELECT FUND (AS OF JUNE 30, 2015)

FUNDS	SUB-ADVISERS

U.S. Fixed Income Funds
Core Income	Pacific Asset Management
Diversified Bond	Western Asset Management Company
Floating Rate Income	Pacific Asset Management
Floating Rate Loan	Eaton Vance Investment Managers
High Yield Bond	Pacific Asset Management
Inflation Managed	Pacific Investment Management Company LLC
Inflation Strategy	Western Asset Management Company
Managed Bond	Pacific Investment Management Company LLC
Short Duration Bond	T. Rowe Price Associates, Inc.

Non-U.S. Fixed Income Funds
Emerging Markets Debt	Ashmore Investment Management Ltd

U.S. Equity Funds
Comstock	Invesco Advisers, Inc.
Dividend Growth	T. Rowe Price Associates, Inc.
Equity Index	BlackRock Investment Management, LLC
Focused Growth	Janus Capital Management LLC
Growth	MFS Investment Management
Large-Cap Growth	BlackRock Investment Management, LLC
Large-Cap Value	ClearBridge Investments, LLC
Long/Short Large-Cap	J.P. Morgan Investment Management Inc.
Main Street® Core	OppenheimerFunds, Inc.
Mid-Cap Equity	Scout Investments, Inc.
Mid-Cap Growth	Ivy Investment Management Company
Mid-Cap Value	Robeco Investment Management, Inc. dba Boston Partners
Small-Cap Equity	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC
Small-Cap Growth	Lord, Abbett and Co. LLC
Small-Cap Index	BlackRock Investment Management, LLC
Small-Cap Value	NFJ Investment Group LLC and AllianceBernstein L.P.
Value Advantage	J.P. Morgan Investment Management Inc.

Sector Funds
Health Sciences	BlackRock Investment Management, LLC
Real Estate	Morgan Stanley Investment Management Inc.
Technology	Ivy Investment Management Company

Non-U.S. Equity Funds
Emerging Markets	OppenheimerFunds, Inc.
International Large-Cap	MFS Investment Management
International Small-Cap	QS Batterymarch Financial Management, Inc.
International Value	J.P. Morgan Investment Management Inc.

Alternative Strategies Funds
Currency Strategies	UBS Global Asset Management (Americas) Inc. and Macro Currency Group
Global Absolute Return	Eaton Vance Management
Absolute Return	Bluebay Asset Management LLP
Equity Long/Short	AQR Capital Management, LLC

C-1

Asset Allocation/Balanced Funds
Pacific Dynamix — Conservative Growth	Pacific Life Fund Advisors LLC
Pacific Dynamix — Moderate Growth	Pacific Life Fund Advisors LLC
Pacific Dynamix — Growth	Pacific Life Fund Advisors LLC
Portfolio Optimization Conservative	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate-Conservative	Pacific Life Fund Advisors LLC
Portfolio Optimization Moderate	Pacific Life Fund Advisors LLC
Portfolio Optimization Growth	Pacific Life Fund Advisors LLC
Portfolio Optimization Aggressive-Growth	Pacific Life Fund Advisors LLC

C-2

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PRECIOUS METALS PORTFOLIO

OF THE PACIFIC SELECT FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – SEPTEMBER 29, 2015

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, “variable contracts”) issued or administered by Pacific Life Insurance Company (“PLIC”) and funded by separate accounts (“Separate Accounts”) of PLIC and Pacific Life & Annuity Company (“PL&A”), hereby instructs PLIC and PL&A, on behalf of their respective pertinent Separate Accounts, to:

(1) Vote the shares of the Precious Metals Portfolio of the Pacific Select Fund (the “Trust”) attributable to his or her variable contract at the special meeting of shareholders (the “Meeting”) of the Trust to be held at 10:00 a.m. Pacific Time, on September 29, 2015 at 700 Newport Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, as indicated, with respect to the matters referred to in the proxy statement for the Meeting; and

(2) Vote upon such other matters as may properly come before the Meeting or any adjournment thereof in discretion of Pacific Life and PL&A.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-406-2290. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice regarding the availability of Proxy Materials for this Special Meeting of Shareholders to be held on September 29, 2015. The proxy statement for this meeting is available at:

[proxyonline.com/docs/pacificselect2015.pdf]

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Precious Metals Portfolio of the Pacific Select Fund	PROXY CARD

VOTING INSTRUCTIONS MUST BE RECEIVED BY 10:00 A.M. EASTERN TIME (7:00 A.M. PACIFIC TIME), SEPTEMBER 29, 2015

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of the proxy statement. Your signature(s) on this proxy card must be exactly as your name(s) appear on this proxy (reverse side). If the shares are held jointly, each holder must sign this proxy card. Attorneys-in-fact, executors, administrators, trustees or guardians must indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Trust’s Board of Trustees. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. If this voting instruction proxy card is not properly executed when voting by mail, or if you do not vote at all, your votes will be cast by PLIC and/or PL&A, as applicable, on behalf of the pertinent Separate Account in the same proportion as it votes shares held by the Separate Account for which it has received voting instructions, if other votes are received for that Separate Account. If no other votes are received for a Separate Account, your votes will be cast by PLIC and/or PL&A, as applicable, in the same proportion as other votes cast by all of its respective Separate Accounts in the aggregate.

MANAGEMENT OF PACIFIC LIFE INSURANCE COMPANY AND PACIFIC LIFE & ANNUITY COMPANY RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: —

		FOR	AGAINST	ABSTAIN
1.	To approve the Plan of Liquidation providing for the Liquidation and Dissolution of the Pacific Select Fund Precious Metals Portfolio.	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]